DISCONTINUED OPERATIONS - TALICIA HOLDINGS INC. TRANSACTION (Tables)	12 Months Ended
Dec. 31, 2025
DISCONTINUED OPERATIONS - TALICIA HOLDINGS INC. TRANSACTION
Schedule of gain on loss of control

U.S. dollars in thousands
Fair value of the retained interest in THI:
Fair value of the 70% equity interest in THI *	8,948
Fair value of Inventory transferred from the Company to THI	4,831
Total fair value of retained interest	13,779

Carrying amount of net assets derecognized:
Inventory (at cost)	(4,026)
Intangible asset	(232)
Receivables	(1,538)
Total carrying amount of net assets derecognized	(5,796)

Gain on loss of control	7,983

* Derived from the implied pre-money valuation of THI based on Cumberland's $4.0 million investment for a 30% equity interest.

Schedule of discontinued operations

	Year Ended December 31,
	2025	2024	2023

	U.S. dollars in thousands
NET REVENUES	7,490	8,043	6,530
COST OF REVENUES	1,977	3,193	3,459
GROSS PROFIT	5,513	4,850	3,071
SELLING AND MARKETING EXPENSES	3,315	5,950	14,756
GENERAL AND ADMINISTRATIVE EXPENSES	2,624	4,679	10,200
OTHER INCOME (EXPENSES)*	8,062	(2,359)	44,064
OPERATING INCOME(LOSS)	7,636	(8,138)	22,179
FINANCIAL INCOME	127	54	20,588
FINANCIAL EXPENSES	112	544	353
FINANCIAL INCOME (EXPENSES), net	15	(490)	20,235
INCOME(LOSS) FROM DISCONTINUED OPERATIONS	7,651	(8,628)	42,414
*Includes a gain recognized upon loss of control of THI in 2025

	Year Ended December 31,
	2025	2024	2023

	U.S. dollars in thousands
OPERATING ACTIVITIES:
Net cash used in operating activities	(2,460)	(434)	(18,998)
Net cash provided by financing activities	—	474	7,815
Net cash provided by investing activities	1,696	—	—
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(764)	40	(11,183)